Ordinary Shares and Equity Incentive Plan	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Ordinary Shares and Equity Incentive Plan
10. Ordinary Shares and Equity Incentive Plan
Ordinary Shares
Upon the completion of the IPO, our amended and restated AoA became effective, which authorized the issuance of up to 900,000,000 Class A ordinary shares with no par value and 232,500,000 Class B ordinary shares with no par value, respectively.
We have the following ordinary shares reserved for future issuance:

	As of December 31,
	2021	2020
Conversion of convertible preferred shares	—	29,878,116
Warrants to purchase convertible preferred shares(1)	—	1,858,467
Warrants to purchase ordinary shares(2)	1,775,475	—
Share options and RSUs issued and outstanding under the 2013 Plan	26,460,287	5,934,521
Remaining shares available for future issuance under the 2013 Plan	—	2,129,796
Share options and RSUs issued and outstanding under the 2021 Plan	803,556	—
Remaining shares available for future issuance under the 2021 Plan	13,474,214	—
Total ordinary shares reserved	42,513,532	39,800,900
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(1)Includes the Series E-1 convertible preferred share warrant and the Series B/C convertible preferred share warrant. Prior to May 4, 2021, assumes the Series B/C convertible preferred share warrants are exercised into Series B convertible preferred shares. If the holder had elected to exercise into Series C convertible preferred shares, total ordinary shares reserved for future issuance would be 39,483,675 as of December 31, 2020. On May 4, 2021, the Series B/C convertible preferred share warrant was amended and restated to, among other things, remove the holder's Series B/C convertible preferred share election right. As a result of the amendment, the shares issuable upon exercise of the Series B/C convertible preferred share warrant shall solely be Series B convertible preferred shares. Upon completion of the IPO, the Series B/C convertible preferred share warrants automatically converted to warrants to purchase ordinary shares.
(2)Includes the warrants to purchase ordinary shares as a result of the conversion of Series B/C convertible preferred share warrants discussed in (1) above, and warrants issued to customers.

Equity Incentive Plan
The 2013 Equity Incentive Plan, or the 2013 Plan, was adopted by our board of directors on July 13, 2013 and amended and restated on February 23, 2021. The U.S. Sub-Plan to the 2013 Plan, or the U.S. Sub-Plan, was adopted by our board of directors on May 10, 2015 and amended and restated on February 23, 2021. The 2013 Plan and U.S. Sub-Plan provide for the grant of equity-based incentive awards to our employees, directors, office holders, and consultants in order to incentivize them to increase their efforts on behalf of us and to promote the success of our business.
Immediately prior to the completion of the IPO, we adopted the 2021 Share Incentive Plan, or the 2021 Plan. Following the effectiveness of the 2021 Plan, we no longer grant any awards under the 2013 Plan, though previously granted share-based awards under the 2013 Plan remain outstanding and governed by the 2013 Plan. The 2021 Plan provides for the grant of stock options (including incentive stock options and non-qualified stock options), Class A ordinary shares, restricted shares, RSUs, stock appreciation rights and other share-based awards. The maximum number of Class A ordinary shares available for issuance under the 2021 Plan is equal to the sum of (i) 13,951,037 Class A ordinary shares, (ii) any shares subject to awards under the 2013 Plan which have expired, or were cancelled, terminated, forfeited or settled in cash in lieu of issuance of shares or became unexercisable without having been exercised and (iii) an annual increase on the first day of each year beginning in 2022 and on January 1st of each calendar year thereafter during the term of the 2021 Plan, equal to the lesser of (A) 5% of the outstanding Class A ordinary shares of the Company on the last day of the immediately preceding calendar year, on a fully diluted, as converted basis; and (B) such amount as determined by our board of directors if so determined prior to January 1 of a calendar year, provided that no more than 13,951,037 Class A ordinary shares may be issued upon the exercise of incentive share options.
Share Options and Shares Available for Grant
Share options generally vest over four years and expire ten years after the date of grant. We issue Class A ordinary shares upon exercise of share options. A summary of share options under our equity incentive plan and related information is as follows:

	Share Options Outstanding
	Outstanding Share Options	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
	(in thousands, except share, life and per share data)
Balance as of December 31, 2020	5,934,521	$3.31	6.5	$48,479
Options granted	2,244,856	$11.17
Bonus issuance upon Recapitalization(1)	14,269,379
Options exercised	(3,006,393)	$0.99
Options forfeited	(607,623)	$5.13
Balance as of December 31, 2021	18,834,740	$2.05	7.0	$109,397
Exercisable as of December 31, 2021	10,181,218	$0.91	5.7	$70,767
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(1)As of December 31, 2021, these shares options are to be settled in Class A ordinary shares upon exercise.

The weighted-average grant date fair value of share options granted during the years ended December 31, 2021, 2020, and 2019 were $16.63, $4.40, and $4.30, respectively. The aggregate grant date fair value of share options vested during the years ended December 31, 2021, 2020, and 2019 were $3.2 million, $2.6 million, and $0.7 million, respectively. The total intrinsic value of share options exercised during the years ended December 31, 2021, 2020, and 2019 were $68.6 million, $4.3 million, and $2.7 million, respectively. As of December 31, 2021, unrecognized share-based compensation cost related to unvested share options was $27.4 million, which is expected to be recognized over a weighted-average period of 3.1 years.
The Black-Scholes assumptions used to value the employee share options at the grant dates are as follows:

	Year Ended December 31,
	2021	2020	2019
Expected term (years)	5.44 - 6.60	5.75 - 6.11	5.20 - 6.11
Expected volatility	67.26% - 68.52%	55.00% - 65.00%	55.00% - 62.61%
Risk-free interest rate	0.99% - 1.12%	0.52% - 1.73%	1.66% - 2.50%
Expected dividend yield	0.00%	0.00%	0.00%
These assumptions and estimates were determined as follows:
•Fair Value of Ordinary Shares - Prior to IPO, the fair value was determined by our board of directors, with input from management and valuation reports prepared by third-party valuation specialists. Post IPO, the fair value of each ordinary share was based on the closing price of our publicly traded ordinary shares as reported on the date of the grant.
•Expected Term - The expected term represents the period that the share options are expected to be outstanding. For share option grants that are considered to be “plain vanilla,” we determine the expected term using the simplified method. The simplified method deems the term to be the average of the time-to-vesting and the contractual life of the share options.
•Expected Volatility - As we have a short trading history for our ordinary shares, the expected volatility is derived from the average historical share volatilities of several unrelated public companies within our industry that we consider to be comparable to our own business over a period equivalent to the option’s expected term.
•Risk-Free Interest Rate - The risk-free rate for the expected term of the share options are based on the yields of U.S. Treasury securities with maturities appropriate for the expected term of employee share option awards.
•Expected Dividend Yield. - We have never declared or paid any cash dividends and do not presently plan to pay cash dividends in the foreseeable future. As a result, an expected dividend yield of zero percent was used.
Restricted Share Units
Our RSUs outstanding generally vest either upon the satisfaction of service-based vesting conditions only, the satisfaction of both service-based and performance-based vesting conditions or the satisfaction of service-based, performance-based and market-based vesting conditions. Please refer to Note 2 above for more information regarding the vesting conditions of our RSUs. RSUs can only vest prior to the expiration date of the award which is seven years from the date of grant. Shareholders are able to retain RSUs vested with respect to the satisfaction of the service-based vesting condition upon termination of employment or service, and such RSUs remain subject to the performance-based vesting condition. Any RSUs that have not vested will automatically terminate on their expiration date.
For awards with both service-based and performance-based vesting conditions, the performance-based vesting condition was deemed probable of being achieved upon the closing of our IPO, upon which we recorded a cumulative catch-up of share-based compensation expense of $2.6 million using the accelerated attribution method.
A summary of RSU activity, including activity under our equity incentive plan, and related information is as follows:

	Number of Shares	Weighted-Average Grant-Date Fair Value Per Share
Unvested as of December 31, 2020	—	$—
Granted	3,253,008	$38.94
Bonus issuance upon Recapitalization(1)	5,183,698
Vested	—	$—
Forfeited	(7,603)	$19.49
Unvested as of December 31, 2021	8,429,103	$15.01
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(1)As of December 31, 2021, these RSUs are to be settled in 437,870 Class A Ordinary Shares and 4,745,828 Class B Ordinary Shares upon vesting.

As of December 31, 2021, total unrecognized share-based compensation expense related to unvested RSUs was approximately $103.0 million, which is expected to be recognized over a weighted-average period of 5.58 years.
2021 Employee Share Purchase Plan
We adopted the 2021 Employee Share Purchase Plan, or ESPP, immediately prior to our IPO. A total of 3,742,961 Class A ordinary shares are available for sale under the ESPP, subject to adjustment as provided for in the ESPP. In addition, on the first day of each fiscal year beginning on January 1, 2022 and ending on and including January 1, 2031, such pool of Class A ordinary shares shall be increased by that number of our Class A ordinary shares equal to the lesser of: (i) 1% of the outstanding Class A ordinary shares as of the last day of the immediately preceding fiscal year, determined on a fully diluted as-converted basis; or (ii) such other amount as our board of directors may determine.
Generally, all of our employees are eligible to participate if they are employed by us. However, an employee may not be granted rights to purchase our ordinary shares under the ESPP if such employee (i) immediately after the grant would own capital shares or hold outstanding share options to purchase such shares possessing 5% or more of the total combined voting power or value of all classes of our shares or any of our subsidiaries.
As of December 31, 2021, we have not effected any offering under the ESPP.
Secondary Transactions
2019 Secondary Transaction: In December 2019, in conjunction with the Series E convertible preferred share financing, our founders sold 1,012,572 ordinary shares to existing investors at a per share price of $18.08. As the purchases were made by economic interest holders in our acquired shares from our founders, we assessed the impact of this transaction at a price in excess of fair value of such shares. Accordingly, we recognized $9.6 million of such excess value as share-based compensation expense during the year ended December 31, 2019.
2020 Secondary Transaction: In April 2020, in conjunction with the Series E convertible preferred shares financing, certain of our employees and shareholders sold 1,120,809 ordinary shares, of which 521,473 shares were sold by our employees to existing investors at a per share price of $18.08. As the purchases were made by economic interest holders in our acquired shares from our employees, we assessed the impact of this transaction at a price in excess of fair value of such shares. Accordingly, we recognized $5.5 million of such excess value as share-based compensation expense during the year ended December 31, 2020.
Share-Based Compensation
Share-based compensation expense by line item in the consolidated statements of operations is summarized as follows:

	Year Ended December 31,
	2021	2020	2019
	(in thousands)
Cost of revenue	$216	$38	$12
Research and development	4,246	3,621	465
Sales and marketing	10,710	2,814	5,534
General and administrative	18,186	1,472	5,226
Total share-based compensation expense	$33,358	$7,945	$11,237